QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
January 16, 2003
(Date of earliest event reported)

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number
0-22164	RFS Hotel Investors, Inc. A Tennessee Corporation 850 Ridge Lake Boulevard, Suite 300 Memphis, Tennessee 38120 Telephone (901) 767-7005	62-1534743
333-84334	RFS Partnership, L.P. A Tennessee Partnership 850 Ridge Lake Boulevard, Suite 300 Memphis, Tennessee 38120 Telephone (901) 767-7005	62-1541639

Item 5. Other Events

        On October 31, 2002, RFS Hotel Investors, Inc. and RFS Partnership, L.P. concluded an amendment and extension of its $140 million line of credit. The Sixth Amended and Restated Revolving Credit Agreement and related exhibits are included as exhibits and incorporated herein.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

10.1	Sixth Amended and Restated Revolving Credit Agreement dated October 31, 2002.
10.1a	Promissory Note of Bank of America, N.A.
10.1b	Promissory Note of First Tennessee Bank, National Association
10.1c	Promissory Note of PNC Bank, National Association
10.1d	Promissory Note of AmSouth Bank
10.1e	Promissory Note of Wells Fargo Bank, N.A.
10.1f	Promissory Note of Wachovia Bank, National Association
10.1g	Promissory Note of Union Planters Bank, N.A.
10.1h	Promissory Note of Credit Suisse First Boston, Cayman Islands Branch
10.1i	Legal Opinion of Wyatt, Tarrant & Combs, LLP

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Dated as of January 16, 2003	RFS HOTEL INVESTORS, INC. RFS PARTNERSHIP, L.P.

	By:	Dennis M. Craven

	Its:	Vice President & Chief Accounting Officer

3

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE